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                                                                   EXHIBIT 10.10



                             CHENIERE ENERGY, INC.
                                Two Allen Center
                         1200 Smith Street, Suite 1710
                             Houston, Texas  77002



                                                                    July 3, 1996



Mr. Buddy Young
16661 Ventura Boulevard, Suite 214
Encino, California  91436

Dear Buddy:

          Reference is made to that certain Agreement and Plan of Reorganization dated as of April 16, 1996 (the "Agreement") among Cheniere Energy, Inc. (f/k/a BEXY Energy, Inc.) and you, and Cheniere Energy Operating Co., Inc. and the Stockholders of Cheniere. Capitalized terms used herein without definition shall have the same meanings as ascribed to them in the Agreement.

          Reference is further made to Section 3.6 of the Agreement pursuant to which we have agreed to enter into this letter agreement confirming our understanding and agreement with respect to the reverse split of the common stock of Cheniere Energy, Inc. (f/k/a BEXY Communications, Inc.) (the "Company").

          Accordingly, in consideration of the benefits accruing to us under the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, for a period of eighteen months from the date hereof, we agree not to engage in any reverse stock split or any transaction that has the effect of a reverse stock split, resulting in the combination of shares of outstanding common stock of the Company, other than the Reverse Split as described in the Agreement, without your prior written consent.
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          Please sign and return the enclosed copy of this letter to indicate your acknowledgement of and consent to the foregoing. This letter may be signed in counterparts and facsimile signatures shall be treated as originals.

                                      Very truly yours,



                                      CHENIERE ENERGY, INC.



                                      By: /s/ William D. Forster
                                          ---------------------------
                                          William D. Forster
                                          President


ACCEPTED AND ACKNOWLEDGED
this 2nd day of July, 1996



 /s/ Buddy Young
- --------------------------
Buddy Young, individually




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